Exhibit 99.1


   Contact:       Daniel Jarvis
                  Ford Credit
                  313-594-2527
                  djarvis1@ford.com

   FOR IMMEDIATE RELEASE

   FORD CREDIT EARNS $330 MILLION IN THE SECOND QUARTER

   DEARBORN, Mich., July 17, 2002 - Ford Credit earned $330 million in the second quarter of 2002, compared with $367 million in the same period a year ago. Excluding adjustments related to SFAS No. 133 (Accounting for Derivative Instruments and Hedging Activities), Ford Credit earned $343 million, down $56 million from earnings of $399 million in the same period a year ago.

   Compared with the second quarter of 2001, earnings were down because of higher actual credit losses and the unfavorable impact of securitizations, offset partially by the impact of currency changes in overseas markets and higher levels of managed receivables. Higher actual credit losses reflected higher levels of unemployment and bankruptcies in the United States. Over the past 12 months, increased securitizations have resulted in lower owned receivables and related revenue, offset partially by higher income from assets retained in securitizations and servicing fees.

   Ford Credit's total owned receivables as of June 30, 2002, were $144 billion, compared with $164 billion a year earlier. Managed receivables were $210 billion as of June 30, 2002, compared with $198 billion a year earlier. After-tax return on average equity (excluding SFAS No. 133) was 10 percent in the second quarter of 2002, compared with 13 percent in the same period a year earlier.

   Compared with the first quarter 2002, earnings were up $101 million, reflecting a lower provision for credit losses and the impact of favorable currency offset partially by lower margins. For the first six months of 2002, Ford Credit earned $585 million, down $220 million from earnings of $805 million in the same period a year ago.

   "While the external environment continues to be difficult, our focus on the fundamentals of our business is paying off, and our performance is improving," said Greg Smith, President and Chief Operating Officer of Ford Credit.

   Ford Credit is a wholly owned subsidiary of Ford Motor Company and is the world's largest automotive finance company. Now in its 43rd year, Ford Credit provides vehicle financing in 36 countries to more than 11 million customers and more than 12,500 automotive dealers. More information can be found at www.fordcredit.com.

                                      # # #

                                       Ford Motor Credit Company and Consolidated Subsidiaries
                                                         OPERATING HIGHLIGHTS

                                                                         Second Quarter                     First Half
                                                                    ---------------------------      ---------------------------
 Net Income                                                            2002            2001             2002            2001
                                                                    ------------    ----------       -----------     -----------
                                                                                           (in millions)
    Total net income                                                   $ 330           $ 367           $ 586           $ 760
      Exclude:
      -------
         SFAS No. 133                                                    (13)            (32)              1             (45)
                                                                       -----           -----           -----           -----
    Operating net income                                              $  343           $ 399           $ 585           $ 805
                                                                      ======           =====           =====           =====
    Memo:  Return on Equity excluding  SFAS No. 133                       10%             13%              9%             13%


                                                                             June 30,                 Mar. 31,        Dec. 31,
                                                                    ---------------------------
Balance Sheet                                                          2002            2001             2002            2001
                                                                    ------------     ----------      -----------     -----------
    Assets                                                                                 (in billions)
    ------
    Finance receivables
      Retail installment                                              $  78.9         $   79.6        $   75.4        $   83.4
      Wholesale                                                          16.5             36.0            15.5            15.4
      Other                                                              10.9              9.0             9.6             9.3
                                                                      -------         --------        --------        --------
              Total net finance receivables                           $ 106.3         $  124.6        $  100.5        $  108.1
      Net investment in operating leases                                 37.6             39.6            38.2            39.3
                                                                      -------         --------        --------        --------
              Total net finance receivables and operating leases      $ 143.9         $  164.2        $  138.7        $  147.4
      Other assets                                                       28.7             17.8            26.7            25.7
                                                                      -------         --------        --------        --------
            Total assets                                              $ 172.6         $  182.0        $  165.4        $  173.1
                                                                      =======         ========        ========        ========
    Liabilities and Stockholder's Equity
    ------------------------------------
      Debt - short-term                                               $  15.7         $   41.2        $   15.1        $   22.7
      Debt - long-term  (includes notes payable within 1 year)          127.0            112.7           122.8           123.6
                                                                      -------         --------        --------        --------
           Total debt                                                 $ 142.7         $  153.9        $  137.9        $  146.3
      Other liabilities                                                  16.2             16.1            14.4            14.8
                                                                      -------         --------        --------         -------
           Total liabilities                                          $ 158.9         $  170.0        $  152.3        $  161.1
      Stockholder's equity                                               13.7             12.0            13.1            12.0
                                                                      -------         --------        --------         -------
           Total liabilities and stockholder's equity                 $ 172.6         $  182.0        $  165.4        $  173.1
                                                                      =======         ========        ========        ========
      Memo:
      Shareholder equity excluding SFAS No. 133                       $  14.1         $   12.5        $   13.5        $   12.6
      Financial statement leverage (to 1) a/                              9.5             12.1             9.5            11.2

Managed Receivables

    Finance receivables
      Retail installment                                              $ 123.5         $  111.8        $  122.7         $ 124.8
      Wholesale                                                          37.6             37.3            34.2            32.8
      Other                                                              10.9              9.1             9.6             9.3
                                                                      -------         --------        --------         -------
           Total net finance receivables                              $ 172.0         $  158.2        $  166.5         $ 166.9
    Net investment in operating leases                                   37.6             39.8            38.2            39.4
                                                                      -------         --------        --------         -------
           Total managed                                              $ 209.6         $  198.0        $  204.7         $ 206.3
                                                                      =======         ========        ========         =======
     Memo:  Managed leverage (to 1) a/                                   13.4             14.2            13.7            14.8

    - - - - - -
    a/  Excludes SFAS No. 133, over-borrowing portfolio and cash


                                            Ford Motor Credit Company and Consolidated Subsidiaries
                                                              OPERATING HIGHLIGHTS
                                                              --------------------

                                                                             Second Quarter                   First Half
                                                                       ---------------------------    ---------------------------
   Selected Operating & Financial Metrics                                 2002             2001          2002             2001
                                                                       ------------     ----------    ----------       ----------

     Market share
     ------------
       Ford & Lincoln/Mercury retail installment & lease  United States    37%             47%            40%              48%
                                                          Europe           35              38             34               34

       Ford & Lincoln/Mercury wholesale                   United States    85              86             85               86
                                                          Europe           96              98             96               97

     Contract volume - New and used retail/lease (in thousands)
     ---------------
       United States                                                       631             945          1,293            1,798
       Europe                                                              246             261            484              490
       Other international                                                 189             189            341              369
                                                                         -----           -----          -----            -----
          Total contract volume                                          1,066           1,395          2,119            2,657
                                                                         =====           =====          =====            =====

     Borrowing costs                                                       5.1%            6.2%           5.2%             6.4%
     ---------------
     Credit losses   (in millions)
     -------------
       Owned
       -----
         Retail installment & lease                                     $  527          $  383        $  1,096          $  802
         Wholesale                                                           7               5              16               9
         Other                                                              14               -              22               -
                                                                        ------          ------         -------           ------
             Total                                                      $  548          $  388        $  1,134          $   811

       Loss-to-receivables

           Retail installment & lease                                     1.84%           1.30%           1.90%            1.38%
           Wholesale                                                      0.19            0.06            0.21             0.05
               Total including other                                      1.56%           0.95%           1.61%            1.01%

        Allowances for credit losses (in billions)                      $  3.1          $  1.7         $   3.1           $  1.7
        Allowances as  Pct. of end-of-period receivables                  2.16%           1.03%           2.16%            1.03%

        Managed
        -------
           Retail installment & lease                                   $  617          $  511         $  1,284          $  993
           Wholesale                                                         7               5               16               9
           Other                                                            14               -               22               -
                                                                        ------          ------         --------          ------
               Total                                                    $  638          $  516         $  1,322         $ 1,002
                                                                        ======          ======         ========         =======
        Loss-to-receivables
           Retail installment & lease                                     1.54%           1.34%            1.60%           1.32%
           Wholesale                                                      0.09            0.05             0.10            0.05
               Total including other                                      1.24%           1.06%            1.29%           1.05%

               Memo:  Ford Credit U.S. retail & lease                     1.23%           1.01%            1.33%           1.08%

        Allowances for credit losses  (in billions)                     $  3.7          $  2.2           $  3.7          $  2.2
        Allowances as Pct. of end-of-period receivables                   1.77%           1.11%            1.77%           1.11%


   Securitizations   (in millions, excl. SFAS No. 133)

        Income related to securitizations:
        ---------------------------------

           Gain-on-sale of finance receivables                          $   41         $    89          $   258         $   300
           Interest income, excess spread, servicing fees                  501             182              926             330
                                                                        ------         -------          -------         -------
               Total income related to securitizations                  $  542         $   271          $ 1,184         $   630

        Impact of receivable sales on net financing margin:
        --------------------------------------------------

           Impact of current-period receivable sales                    $  (12)        $   (39)         $  (244)        $  (191)
           Impact from prior-periods receivable sales                     (633)           (256)          (1,152)           (353)
                                                                        ------         -------          -------         -------
               Total impact of receivable sales on financing margin     $ (645)        $  (295)         $(1,396)        $  (544)
                                                                        ======         =======          =======         =======

        Pre-tax impact of securitizations                               $ (103)        $   (24)         $  (212)        $    86
            Tax                                                             38               9               78             (32)
                                                                        ------         -------          -------         -------
        After-tax impact of securitizations                             $  (65)        $   (15)         $  (134)        $    54
                                                                        ======         =======          =======         =======
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